SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported):August 17, 1998(August 12, 1998)


                      FIRST PULASKI NATIONAL CORPORATION
_______________________________________________________________________________

           (Exact name of registrant as specified in its charter)




         Tennessee                      0-10974                   62-1110294
_____________________________    ______________________      _________________

(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)


       206 South First Street
        Pulaski, Tennessee                                         38478
________________________________________                   _____________________
(Address of principal executive offices)                         (Zip Code)



 Registrant's telephone number, including area code:  (931) 363-2585


                                   Not Applicable
_______________________________________________________________________________

            (Former name or former address, if changed since last report)

Item 5. Other Events
_______________________________________________________________________________

     First Pulaski National Corporation (the "Corporation") issued a press release on August 12, 1998, announcing Robert M. Curry's resignation as Chair-man and Chief Executive Officer of the First National Bank of Pulaski and the Corporation and as a director. For information regarding Mr. Curry's resignation, reference is made to the press release dated August 12, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits
_______________________________________________________________________________

           (c) Exhibit:

               99         August 12, 1998 Press Release

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST PULASKI NATIONAL CORPORATION


Date: August 17, 1998                     By: /s/ William R. Horne
                                              ________________________________

                                              William R. Horne
                                              President

                                              EXHIBIT INDEX


            No.                                        Exhibit
__________________________       ______________________________________________

            99                     August 12, 1998 Press Release